UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    May 11, 2017

TELOS CORPORATION
(Exact name of registrant as specified in charter)

Maryland	001-08443	52-0880974
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer ID No.)

19886 Ashburn Road, Ashburn, Virginia	20147-2358
(Address of principle executive offices)	(Zip Code)

(703) 724-3800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02          Unregistered Sales of Equity Securities

On May 11, 2017, the Compensation Committee of the Company's board of directors approved grants of 5,005,000 shares of restricted stock under the Corporation's 2008 Omnibus Long-Term Incentive Plan, 2013 Omnibus Long-Term Incentive Plan and 2016 Omnibus Long-Term Incentive Plan. The shares of restricted stock vest in four equal installments beginning on May 11, 2017. These awards were issued as consideration for services rendered or to be rendered by the recipients, and the Company did not receive any cash consideration. The shares of restricted stock were issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933.

Item 5.07          Submission of Matters to a Vote of Security Holders

On May 11, 2017, Telos Corporation ("Telos" or the "Company") held the annual meeting of its stockholders.  Four proposals were submitted to the holders of the Company's Class A Common Stock and Class B Common Stock for their approval, which are described in detail in the Company's proxy statement for the 2017 Annual Meeting of Stockholders as filed with the Securities and Exchange Commission.  The final results of voting for each matter submitted to a vote of the stockholders at the meeting were as follows:

1.           The holders of the Company's Class A and Class B Common Stock elected seven Class A/B directors to serve until the 2017 Annual Meeting of the stockholders.  Each of the nominees received the affirmative vote of a majority of the shares of the Company's Class A and Class B Common Stock cast by stockholders present in person or represented by proxy at the annual meeting.  The final results of voting regarding this proposal were as follows:

Name	For	Withheld
John B. Wood	31,374,569	24,391
Bernard C. Bailey	31,374,569	24,391
David Borland	31,374,569	24,391
Lt. Gen. (ret.) Bruce R. Harris	31,374,569	24,391
Lt. Gen. (ret.) Charles C. Mahan, Jr.	31,374,569	24,391
Maj. Gen. (ret.) John W. Maluda	31,374,569	24,391
Robert J. Marino	31,374,569	24,391

2.          The holders of the Company's Class A and Class B Common Stock voted to ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.  The ratification received the affirmative vote of a majority of the votes cast by the holders of the Company's Class A and Class B Common Stock present in person or represented by proxy at the annual meeting.  The final results of voting regarding this proposal were as follows:

For	Against	Abstain
31,398,960	0	0

3.          The holders of the Company's Class A and Class B Common Stock voted to approve the Board resolution approving, on an advisory basis, the compensation of the named executive officers as disclosed in the Company's Annual Proxy Statement, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosures.  The say-on-pay advisory received the affirmative vote of a majority of the votes cast by the holders of the Company's Class A and Class B Common Stock present in person or represented by proxy at the annual meeting.  The final results of voting regarding this proposal were as follows:

For	Against	Abstain
31,258,371	24,391	116,198

4.          The holders of the Company's Class A and Class B Common Stock voted to approve, on an advisory basis, the frequency of future votes on the compensation of the Company's named executive officers.  The advisory "frequency" vote is required every six years.  The Company's Class A and Class B Common Stock selected once "every three years" for the frequency of the vote on executive compensation.  The final results of voting regarding this proposal were as follows:

Every Three Years	Every Two Years	Every Year	Abstain
31,140,757	893	240,791	16,519

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 17, 2017

TELOS CORPORATION
By	/s/ Michele Nakazawa
Name	Michele Nakazawa
Title	Chief Financial Officer